UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2012

MICREL,   INCORPORATED
(Exact name of Registrant as specified in its charter)

California	94-2526744
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

2180 Fortune Drive, San Jose, CA       95131
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (408) 944-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 8.01 Other Events

On December 7, 2012, Micrel, Incorporated (the “Company”) issued a press release announcing its Board of Directors has declared an accelerated cash dividend of $0.0425 per share of common stock which will be payable on December 27, 2012, to shareholders of record as of December 18, 2012. The Company also announced that this accelerated dividend is intended by the Board to be in lieu of the quarterly dividend the Company would have otherwise announced with its quarterly financial results for the fourth quarter of 2012, and that would have been paid in the first quarter of 2013.

A copy of the press release dated December 7, 2012, announcing this accelerated dividend, is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press release, dated December 7, 2012, issued by Micrel, Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICREL, INCORPORATED
(the Registrant)

By:             /s/ Clyde R. Wallin
Clyde R. Wallin
Vice President, Finance and
Chief Financial Officer
(Principal Financial and
Accounting Officer)

Dated: December 7, 2012

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press release, dated December 7, 2012, issued by Micrel, Incorporated.

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